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                                                                   EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 29, 2001, included in Raytel Medical Corporation's Form 10-K for the year ended September 30, 2001.

/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Hartford, Connecticut
March 26, 2002